UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 1, 2014
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On October 1, 2014 a number of General Motors Company (GM) executives made a series of presentations at its 2014 Global Business Conference to outline GM’s customer-focused strategic plan to become the most valued automotive company. The event included reaffirmation of GM’s previously announced near-term financial targets and an update on the global vehicle portfolio, both of which contain certain information not previously publicly disclosed. In connection with the presentations GM also issued a press release. The press release related thereto is attached as Exhibit 99.1.

Charts presented at GM's 2014 Global Business Conference are available on GM's website at http://www.gm.com/company/investors/announcements-events.html.

ITEM 9.01 Financial Statements and Exhibits

EXHIBITS

Exhibit	Description	Method of Filing

Exhibit 99.1	News release dated October 1, 2014	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ THOMAS S. TIMKO
Date: October 1, 2014	By:	Thomas S. Timko Vice President, Controller and Chief Accounting Officer